Upright Growth Fund

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SEMI-ANNUAL REPORT

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Upright Growth Fund

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March 31, 2015

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TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….…………………..6

Statement of Assets and Liabilities…………………………………………………………………………9

Statement of Operations…………………………………………………………………….…………… 10

Statements of Changes in Net Assets………………………………………………………….………… 11

Notes to Financial Statements…………………………………………………………………………… 12

Financial Highlights……………………………………………………………………………………….15

Fund Expense……………………………………………………………………………………………16

Security Holdings By Industry Sector……………………………………………………………………17

Trustees and Officers……………………………………………………………………………………17

May 28, 2015

Dear Valued Shareholder:

We are pleased to present to you the Semi-annual Report of Upright Growth Fund for the period from October 1, 2014 to March 31, 2015.  The Fund produced a return of -2.92%. The S&P 500 Index yielded a return of 4.8% for the same period. The reasons we have lagged behind S&P 500 for the past 6-month is due to parts of our fund’s portfolio meeting a correction. Those stocks that have met a correction are still considered under-value or fair-value stocks. They have already risen in the first quarter of 2015, producing a return of 3.83% compared to S&P 500’s 1.00% return. This momentum has a good chance to carry over in the rest of the year.

Upright Growth Fund’s annual return rate over the past six years was 24.05%, as opposed to S&P 500’s 19.71%. This illustrates that our Fund outperformed S&P 500 Index during the past six years as of March 31, 2015.

Market Review

The US stock market has now delivered positive returns for seven straight years. However, the non-stop growth of the past seven years does raise some questions worthy to take a close look at. Is US stock market overvalued? This is a controversy question, but there are some facts that can help the understanding of the current market.

They are the following:

1)    US economic growth rate ended at 4.6% and 5%, in the first and second quarter of 2014 respectively. Due to weather issues and labor strike, they have dropped 2.2% in the fourth quarter of 2014 and 0.2% in the first quarter of year 2015. Although economists believe the economic growth rate will pick up by the second quarter of 2015. Whether the economy can reach back to the high growth rate of 2014 is unknown. It may happen but no one can safely say so.

2)    Unemployment rate showed very impressive improvements, declining from 10% in 2008 to 6.6% in March 2014. Then further dropped to 5.5% in March 2015. This is a positive sign.

3)    S&P 500 growth rate dropped from 15.82% in year 2013 to 2.11% as of December 31, 2014.

4)    The P/E ratio of S&P500 has reached a historical high of 20.72 in the first half of 2015.

Putting those data together, besides the unemployment rate, the three other facts causes concern in the market. We believe that the US market is not over-valued, but a bit pricey compared to last year. However, due to the lower interest environment, in conjunction to the US dollars becoming one of most popular currency for the next two to three years to come, the US market is still attracting international inflow of money. This is because of the potential interest rate hike and the relatively high and healthy GDP growth rate of USA compared to the rest of the world. Under this scenario, it is possible that the US market keeps climbing. Nevertheless, we have to closely evaluate the risk and reward factor, as it is not as appealing as it was a couple years ago.

Portfolio management

We still almost fully participant in the stock market at this point, however we will gradually raise cash as the market continue to grow. The reason we keep participating is because that the US economy and corporate earnings has yet to reach the peak.

In general, US stock prices may continue to ascend; however, it will not be non-stop growing that creates a straight-line graph. Any market correction or pull back during the period will be a healthy sign; as we mentioned before, the majority of the good bull rallies require a healthy dose of fear or cool down.

We always believe that stock valuations do ultimately matter. Currently stocks in general are still fair-priced when considering the factors of the historically low interest rate environment. Market average dividend yields around 2% as opposed to a 10-year treasury bond yield around 2.3%. Although they are very close, the stock market provides attractive capital appreciation return to investors. However, if the market keeps going higher while the corporate earnings lags behind, and then the situation may change.

How do we manage the current situation? Buying growth stocks at undervalue or fair value is our principle. During this period, some ADR stocks may provide opportunities while US reaches its historical high P/E. To invest in ADR at this time is not a bad choice because currently the fair value of ADR stocks compared to US stocks is much lower. All in all, stock valuation is our most important criteria for investing whether it’s a US company or ADR. This is one of the best ways we believe to balance the risk and reward when investing.

Conclusion

Do not let short-term uncertainty derail long-term investment goal.

When the stock market reaches its new high, some investors may question whether market is overheated. Periods of uncertainty can present challenges; correction is also inevitable for the market that is continuously reaching its new high. We deem it is healthy and necessary, while at the same time we pay a lot of attention for market and stock valuation.  Once the stocks rise without fundamental support, we will raise cash and wait for the next opportunity.

We appreciate your trust and business in the past and look forward to duplicate the past five year’s outstanding performance again in the oncoming future.

Sincerely,

David Y. S. Chiueh,

Portfolio Manager

Upright Growth Fund vs S&P 500
Upright Growth Fund
S&P 500
25,000.00
20,000.00
15,000.00
10,000.00
5,000.00
Value of Initial $10,000 Invested
03/31/05
03/31/06
03/31/07
03/31/08
03/31/09
03/31/10
03/31/11
03/31/12
03/31/13
03/31/14
03/31/15
Date.03/31/05-03/31/15

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2015

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	8.60%	14.29%	15.07%	3.97%
S&P 500 Index	12.73%	16.11%	14.47%	8.01%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments
March 31, 2015

Description	Number of Shares	Market Value
-------------------------	------------	---------------
Equities - 88.75%

Basic Material- 3.37%
Bhp Billiton Ltd Adr	800	41,976
Dow Chemical Company	4,700	225,459
Paragon Offshore plc	2,333	2,986
		---------------
		270,421

Real Estate - 0.29%
Proshares Ultra Real Estate	250	28,368

Bank - 1.41%
Bank Of America Corp	9,000	138,420

Computer - 21.34%
Apple Computer Inc.	16,800	2,090,424

Consumer - 0.29%
Avon Prods Inc. Com	1,000	7,970
Whirlpool Corp	100	20,204
		---------------
		28,174

Diversified Company - 0.44%
Manitowoc Company Inc.	2,000	43,060

Electronic – 23.19%
Cirrus Logic Inc.*	4,000	133,000
Corning Inc.	1,000	22,660
Silicon Motion Technology	71,000	1,908,480
Vishay Intertechnology	15,000	207,300
		---------------
		2,271,440

Energy - 2.98%
First Solar Inc.	1,000	59,780
Plug Power Inc. New *	90,000	229,500
SunEdison	100	2,400
		---------------
		291,680

Food - 4.83%
Starbucks Corp	5,000	473,450

Precious Metals - 0.39%
Proshares Ultra Gold	1,000	38,130

Insurance - 1.48%
Genworth Financial Inc	2,500	18,200
Metlife Inc	2,500	126,325
		---------------
		144,525

Internet - 0.56%
Google Inc.*	100	54,800

Machinery - 0.82%
Caterpillar Inc.	1,000	80,000

Medical - 5.05%
Actavis Inc.*	200	59,518
Abbott Laboratories	1,500	69,465
Abbvie Inc. Com	500	29,265
Pfizer Incorporated	7,800	271,284
Teva Pharm Inds Ltd Adr	2,000	124,560
		---------------
		494,574

Oil - 1.56%
Chevron Corporation	300	31,491
Noble Corporation PLC	7,000	99,750
Transocean Offshore Inc.*	1,500	21,990
		---------------
		153,231

Retail - 3.57%
Aeropostale Inc.*	65,000	225,550
Coach Inc.	3,000	124,230
		---------------
		349,780

Semiconductor – 17.10%
Himax Technologies Adr	170,000	1,076,100
Taiwan Semiconductor Adr	25,500	598,740
		---------------
		1,674,840

Transportation - 0.08%
Dryships Inc	10,000	7,400

		---------------
		8,692,235

Short Equities- 0.00%
Amazon Com Inc	100	0

Cash and Money Funds - 11.25%
Money Market Fund		1,101,604
		---------------
		9,793,839
Total Net Assets- 100%

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2015 (Unaudited)

ASSETS:
Investments, at market value (identified cost $6,257,927)	$9,822,685

Total Assets	9,822,685

LIABILITIES:
Investment advisory fees accrued	18,339
Custodian fees	1,496
Auditing fees	6,054
Trustee fees	485
Registration fees	2,008
Insurance fees	146

Total Liabilities	28,528

NET ASSETS	$9,794,158

NET ASSETS CONSIST OF:

Paid-in capital	6,285,149
Accumulated undistributed:
Net investment (loss)	(878,101)
Net realized gain	822,351
Net unrealized appreciation	3,564,759

Net Assets (based on 769,223 shares outstanding)	$9,794,158

Net Asset Value, redemption price per share	$12.73

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
March 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$68,407
Interest income	2,633

Total investment income	71,040

EXPENSES:
Investment advisory fees	75,431
Administrative fees	22,587
Custodian fees	2,776
Auditors and legal fees	6,025
Insurance	910
Miscellaneous	4,005

Total expenses	111,734

NET INVESTMENT(LOSS)	(40,694)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	(123,625)
Change in unrealized appreciation on investments- net	(166,438)

Total realized and unrealized appreciation on investments- net	(290,063)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(330,757)

See accompanying notes to financial statements.

Upright Growth Fund

Statements of Changes in Net Assets

	Unaudited Six Months March 31	Year Ended Sep 30
	2015	2014
OPERATIONS
Net investment loss	$(40,694)	$(17,256)
Net realized gain (loss) on investment transactions	(123,625)	661,221
Net change in unrealized appreciation (depreciation) on investments	(166,438)	749,550

Net increase (decrease) in net assets from operations	(330,757)	3,193,583

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	306,187	586,467
Payments for shares redeemed	(2,810,077)	(248,553)

Net increase in net assets from capital share transactions	(2,503,890)	337,914

TOTAL INCREASE IN NET ASSETS	(2,834,639)	1,731,429

NET ASSETS:
Beginning of period	12,628,797	7,131,576

End of period	$9,794,158	$8,863,005

CHANGES IN SHARES OUTSTANDING
Shares sold	99,401	60,363
Shares redeemed	(206,592)	(26,198)

Net increase (decrease) in shares outstanding	(107,191)	46,008

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of March 31, 2015.

Level 1

         $9,822,685

Level 2

            -

Level 3

                          -

Total

         $9,822,685

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

As of March 31, 2015, the gross unrealized appreciation for all securities totaled $3,995,826 and the gross unrealized depreciation for all securities totaled ($431,067) resulting in a net unrealized appreciation of $3,564,759 for tax purposes.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

MARCH 31, 2015

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2015 or 2014.

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at March 31, 2015.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin during the year ended on March 31, 2015. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended March 31, 2015 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.

Securities

Purchases

$203,767

Proceeds from sales

$330,019

As of March 31, 2015 the gross unrealized appreciation for all securities totaled $3,995,826 and the gross unrealized depreciation for all securities totaled (431,067) for a net unrealized appreciation of $3,564,759 for tax purposes.  The aggregate cost of securities including cash and money funds on March 31, 2015 was $6,228,997.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.00% of its daily net assets.  The Fund has accrued $18,339 of adviser fees through March 31, 2015. During the period ended March 31, 2015 the fund incurred $75,431 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.85% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.65%

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

MARCH 31, 2015

of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $0 of administrative fees through March 31, 2015. During the period ended March 31, 2015, the Fund incurred $22,587 in administrative fees.

The investment advisor has paid the trustee fee personally. According, the trust fee payable is due to him.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

For the period ended March 31, 2015
Shares sold	101,052	$1,252,366
Shares redeemed	(208,244)	(2,831,577.44)
Net capital share	--------------	--------------
Transactions	(107,191)	$(1,579,211)
For the year ended September 30, 2014
Shares sold	80,918	$1,026,773
Shares redeemed	(34,190)	(454,556)
Net capital share	----------	-------------
Transactions	46,008	$572,217

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Six Months Ended March 31	Years ended, September 30
	2015	2014	2013	2012	2011
PER SHARE DATA
Net asset value, beginning of year	$14.41	$10.67	$ 8.96	$ 6.76	$ 6.82

Investment operations:
Net investment loss	(0.05)	(0.07)	(0.02)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.37)	3.80	1.73	2.28	0.02

Total from investment operations	(0.42)	3.74	1.71	2.20	(0.06)

Less distributions from net investment income	1.26	-	-	-	-

Net asset value, end of year	$12.73	$14.41	$10.67	$8.96	$6.76

TOTAL RETURN	(2.92)%	35.01%	19.08%	32.54%	(0.88%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	9,794	12,629	8,863	7,132	5,084

Ratio of net expenses to average net assets	2.24%	2.16%	2.17%	2.22%	2.31%
Ratio of net investment income (loss) to average net assets	(0.41%)	(0.52%)	(0.23%)	(0.95%)	(1.08%)
Portfolio turnover rate	1.3%	46.71%	4.71%	13.05%	15.02%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

Upright Growth Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$883.41	$10.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.84	$11.31

* Expenses are equal to each Fund's annualized expense ratio of 2.24%, multiplied by the average account value over the period, Multiplied by 183/365 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2015

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Weight
Transportation 0.08%
Basic Materials 3.37%
Bank 1.41%
Computer 21.34%
Consumer 0.29%
Diversified Company 0.44%
Electronic 23.19%
Engergy 2.98%
Food 4.83%
Insurance 1.48%
Internet 0.56%
Machinery 0.82%
Medical 5.05%
Money Market Fund 11.25%
Oil 1.56%
Precious…
Retail 3.57%
Real Estate 0.29%
Semiconductor 17.10%

The pie chart calculation is based on Total Investments of $9,822,685

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cowan,Gunteski &Co., P.A

730 Hope Road

Tinton Falls, New Jersey 07724

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: May 29, 2015

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: May 29, 2015

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.  Not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: June9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: June 9, 2015

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: June 9, 2015

* Print the name and title of each signing officer under his or her signature.